UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2020

Alpha Pro Tech, Ltd.

(Exact name of registrant as specified in its charter)

Delaware, U.S.A.	01-15725	63-1009183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Centurian Drive, Suite 112 Markham, Ontario, Canada	L3R 9R2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 479-0654

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	APT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Alpha Pro Tech, Ltd. (the “Company”) was held on June 9, 2020. At the Annual Meeting, the shareholders of the Company approved the Alpha Pro Tech, Ltd. 2020 Omnibus Incentive Plan (the “Plan”).

The Plan provides for the grant of incentive and nonqualified stock options, stock appreciation rights, awards of restricted stock and restricted stock units, performance share awards, cash awards and other equity-based awards to employees (including officers), consultants and non-employee directors of the Company and its affiliates. A detailed summary of other material features of the Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2020 (the “Proxy Statement”). That summary is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Summarized below are descriptions of the matters voted on at the Annual Meeting and the final results of such voting:

Proposal 1 – Election of Directors. The shareholders elected each of the director nominees to serve as directors during the ensuing year. The voting for the directors at the Annual Meeting was as follows:

Name	Votes For	Withhold Authority	Broker Non-Votes

Lloyd Hoffman	2,164,949	57,846	5,535,070

Donna Millar	2,153,383	69,412	5,535,070

John Ritota	2,148,445	74,350	5,535,070

Russell Manock	2,165,192	57,603	5,535,070

Danny Montgomery	2,158,870	63,925	5,535,070

David R. Garcia	2,143,759	79,036	5,535,070

James Buchan	2,140,516	82,279	5,535,070

Proposal 2 – Approval of the Alpha Pro Tech, Ltd. 2020 Omnibus Incentive Plan. The shareholders approved the Plan. The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
2,068,977	120,645	33,173	5,535,070

Proposal 3 – Ratification of the Appointment of Tanner LLC as the Company’s Independent Registered Public Accountants for the Year Ending December 31, 2020. The shareholders ratified the appointment of Tanner LLC as the Company’s independent registered public accountants for the year ending December 31, 2020. The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstain
7,057,546	482,440	217,879

Proposal 4 – Advisory Approval of Executive Compensation. The shareholders adopted a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The result of the vote taken at the Annual Meeting was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
2,070,092	117,706	34,997	5,535,070

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

10.1	Alpha Pro Tech, Ltd. 2020 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA PRO TECH, LTD.

Date: June 15, 2020	By:	/s/ Colleen McDonald
Colleen McDonald Chief Financial Officer